--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2004

                                ----------------


                             OXFORD INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   GEORGIA                                     001-04365                                  58-0831862
               (STATE OR OTHER                           (COMMISSION FILE NO.)                           (IRS EMPLOYER
       JURISDICTION OF INCORPORATION)                                                               IDENTIFICATION NUMBER)

                 222 PIEDMONT AVENUE NE, ATLANTA, GEORGIA 30308
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (404) 659-2424
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

--------------------------------------------------------------------------------

ITEM 9.  REGULATION FD DISCLOSURE

         On June 21, 2004, 3i Group plc and Oxford Industries, Inc. ("Oxford") issued a press release announcing Oxford's entry into an agreement to acquire Ben Sherman Limited. The full text of the press release is attached as Exhibit
99.1. Oxford will file the required financial statements under Item 7 of Form 8-K upon closing of the acquisition, if and when it occurs. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, or incorporated by reference in any registration statement filed by Oxford under the Securities Act of 1933, as amended.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OXFORD INDUSTRIES, INC.

                                         By: /s/ Ben B. Blount, Jr.
                                             -----------------------------------
                                             Ben B. Blount, Jr.
                                             Executive Vice President and Chief
                                             Financial Officer


Date: June 21, 2004